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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported) September 8, 1999


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



       DELAWARE                         1-5885                   13-2625764
 (State or other juris-               (Commission               (IRS Employer
diction of incorporation)             File Number)           Identification No.)



        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

          On September 8, 1999, the Registrant issued a press release announcing that Lloyd D. Ward, Chairman and Chief Executive Officer of Maytag Corporation, has been elected to the Board of Directors, effective immediately. A copy of such press release is filed herein as exhibit 99a.

          On September 9, 1999, the Registrant issued a press release announcing that they had a planned update for the investment community covering the firm's progress on strategic initiatives. The firm's asset management and global markets activities as well as its productivity efforts were areas of specific focus. A copy of such press release is filed herein as exhibit 99b.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements

               NONE.

          (b)  Pro Forma Financial Information

               NONE.

          (c)  Exhibits

               99a. Copy of press release of J.P. Morgan & Co. Incorporated dated September 8, 1999.

               99b. Copy of press release of J.P. Morgan & Co. Incorporated dated September 9, 1999.



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                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                   J.P. MORGAN & CO. INCORPORATED
                                   ------------------------------
                                   (REGISTRANT)






                                   /s/ Grace B. Vogel
                                   ----------------------------
                                   NAME: Grace B. Vogel
                                   TITLE: Chief Accounting Officer



DATE: September 9, 1999